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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 22, 2002
                                                         ----------------


                           CPL TRANSITION FUNDING LLC
                           --------------------------
     (Exact Name of Registrant as Specified in Its Certificate of Formation)



          Delaware                                               74-2935495
          --------                     --------                  ----------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


1616 Woodall Rodgers Freeway, Dallas, Texas                         75202
-------------------------------------------                         -----
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (214) 777-1338
                                                    --------------



                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

                      The Registrant registered transition notes under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-91273) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 2 p.m. on January 18, 2002 (the "Effective Date"). The transition notes are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus") which will be filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933. This Current Report on Form 8-K discloses the use of a structural and collateral term sheet (the "Term Sheet") which has been provided after the Effective Date to prospective investors in connection with a proposed $797,334,897 offering of transition notes pursuant to the Registration Statement. This Term Sheet is filed as Exhibit 99 hereto.

                      The information contained in the Term Sheet is preliminary and may be superseded by the information contained in the final Prospectus and related Prospectus Supplement for the transition notes and by any other information subsequently filed with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

(c)  Exhibits:

     99 Term Sheet for a proposed $797,334,897 offering of transition notes pursuant to the Registration Statement.






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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CPL TRANSITION FUNDING LLC



Date:  January 22, 2002                   By: Central Power and Light Company,
                                                 sole member


                                          By: /s/ Wendy G. Hargus
                                              ----------------------------------
                                                 Name: Wendy G. Hargus
                                                 Title: Assistant Treasurer





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                                  EXHIBIT INDEX

                    The following exhibits are filed herewith:


 Exhibit No.
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     99          Term Sheet for a proposed $797,334,897 offering of transition notes pursuant to the Registration Statement.